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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2002

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)
15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant's telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 7(c). EXHIBITS

        99.1        News Release

Item 9. REGULATION FD DISCLOSURE

        Attached hereto is a copy of a news release dated June 25, 2002 describing United Surgical Partners International, Inc.'s formation of a joint venture with Robert Wood Johnson University Hospital to operate East Brunswick, New Jersey-based Robert Wood Johnson Surgery Center.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ MARK A. KOPSER Mark A. Kopser Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: June 26, 2002

B-2

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  Item 7(c). EXHIBITS
  Item 9. REGULATION FD DISCLOSURE
SIGNATURE